                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

        THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 26th day of October, 2004, by and between NATIONAL VISION, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 296 Grayson Highway, Lawrenceville, Georgia 30045-5737, and FLEET RETAIL GROUP, INC., a Delaware corporation (hereinafter referred to as "Lender") with an office at 40 Broad Street, 10th Floor, Boston, Massachusetts 02109.

                                    RECITALS:

        Lender and Borrower are parties to a certain Loan and Security Agreement dated May 30, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 21, 2001, but effective as of June 30, 2001, that certain letter agreement dated as of December 28, 2002, that certain Second Amendment to Loan and Security Agreement dated December 19, 2003, that certain Fourth Amendment to Loan and Security Agreement dated April 1, 2004 ("Fourth Amendment") and that certain letter agreement dated June 4, 2004 (as amended, the "Loan Agreement"), pursuant to which Lender has made certain revolving credit loans and other financial accommodations to Borrower.

        The parties desire to amend the Loan Agreement as hereinafter set forth.

        NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

        2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

        (a) By deleting the reference to "$250,000" in Section 7.4.2 of the Loan Agreement and by substituting in lieu thereof a reference to "$500,000."

        (b) By deleting Section 9.2.9 of the Loan Agreement and by substituting in lieu thereof the following:

                9.2.9 CAPITAL EXPENDITURES. Make Capital Expenditures (including expenditures by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $3,500,000 during the period from the date of this Agreement through December 29, 2001 or exceed $5,500,000 during any Fiscal Year after December 29, 2001; PROVIDED, HOWEVER, that such Capital Expenditures shall not exceed $6,250,000 in the aggregate during the 2005 Fiscal Year.

        3. NOTE PURCHASES. Lender and Borrower hereby agree that, during the period commencing on the date hereof and ending on January 1, 2005 (the "Purchase Period"), Borrower may purchase New Senior Notes with Borrower's cash on hand, but not with proceeds of any Revolver Loans; PROVIDED, HOWEVER, that at all times during the period commencing on the date hereof and ending on February 28, 2005, both with and without giving effect to such purchases, Borrower shall have cash on hand in an amount not less than $3,000,000. All of the purchases of New Senior Notes described hereinabove shall comply with Section 9.2.22(iii) of the Loan Agreement except that any amounts expended to purchase New Senior Notes during the Purchase Period shall not be included in the calculation of the Consolidated Fixed Charge Coverage Ratio for the purposes of Section 9.2.22(iii) and Borrower shall not be required to submit the certificates described in
Section 9.2.22(iii) prior to such purchases. After expiration of the Purchase Period, any amounts expended to purchase New Senior Notes during the Purchase Period shall be included in the calculation of the Consolidated Fixed Charge Coverage Ratio for the purpose of satisfying the conditions of Section 9.2.22(iii) of the Loan Agreement. Any amounts expended to purchase New Senior Notes during the Purchase Period shall not be included in the calculation of the Consolidated Fixed Charge Coverage Ratio under Section 9.3.2 of the Loan Agreement.

        4. LOAN REQUESTS. Notwithstanding anything to the contrary contained in the Loan Agreement, during the period commencing on the date hereof and ending on February 28, 2005, the Lender shall not have any obligation to, but may at its sole discretion, make any Revolver Loans or procure any Letter of Credit whatsoever under the Loan Agreement; PROVIDED, HOWEVER, that (i) Lender may continue to honor any deemed request for a Revolver Loan under Section 3.1 of the Loan Agreement for the becoming due of any Obligations (including, without limitation, interest and fees) that are not otherwise timely paid by Borrower and (ii) the fees payable by Borrower under Section 2.2 of the Loan Agreement shall continue to be calculated and payable as set forth in the Loan Agreement.

        5. CONSENTS. Lender hereby consents to (i) an additional investment by Borrower in its Subsidiary, Independent Living Company, LLC, a Georgia limited liability company, of not more than $500,000, for a total of $1,000,000; PROVIDED, that (a) the amount of such investment, when combined with the aggregate amount of all other investments made by Borrower in its Subsidiaries since the Closing Date and the aggregate outstanding amount of all loans or advances of money made by Borrower to its Subsidiaries, do not at any time exceed the total amount, less reimbursements to Borrower, of $1,000,000, and (b) no Default or Event of Default exists at the time of, or immediately after, the making of such investment; PROVIDED FURTHER that if such investment shall take the form of a loan, such investment shall be subject to the terms of Section 9.2.2(iii) of the Loan Agreement; and (ii) Borrower's formation of a Subsidiary named VC II Network, LLC, a Georgia limited liability company.

        6. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

        7. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

        8. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

        9. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

        10. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

        12. AMENDMENT FEE; EXPENSES OF LENDER. In consideration of Lender's willingness to enter into this Amendment, Borrower agrees to pay to Lender an amendment fee in the amount of $15,000 in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

        13. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

        14. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        15. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

        16. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

        17. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

        18. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

        19. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

        20. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                     NATIONAL VISION, INC.
                                            ("Borrower")

/s/ Mitchell Goodman                        By:/s/ Paul A. Criscillis, Jr.
----------------------                         ---------------------------
Secretary
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officre
[CORPORATE SEAL]

                                            FLEET CAPITAL CORPORATION

                                            ("Lender")

                                            By:/s/ Peter Foley
                                               -----------------------------
                                                 Title:Vice President

                  [Consent and Reaffirmation on following page]